UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant

[X]

Filed by a Party other than the Registrant

[   ]

Check the appropriate box:

[X]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to §240.14a-12

American Beacon Funds

American Beacon Mileage Funds

American Beacon Select Funds

American Beacon Master Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

AMERICAN BEACON FUNDS

AMERICAN BEACON MILEAGE FUNDS

AMERICAN BEACON SELECT FUNDS

AMERICAN BEACON MASTER TRUST

4151 Amon Carter Boulevard
MD 2450
Fort Worth, TX 76155

June __, 2008

Dear Shareholder:

The enclosed proxy materials relate to a Special Meeting of Shareholders (“Meeting”) of American Beacon Funds (“Beacon Trust”), American Beacon Mileage Funds (“Mileage Trust”), American Beacon Select Funds (“Select Trust”) and American Beacon Master Trust (“Master Trust,” and together with Beacon Trust, Mileage Trust and Select Trust, the “Trusts”) to be held on August 22, 2008.  The Meeting is being held for shareholders of all portfolios of the Trusts (“Funds”) to vote on the proposals described below (“Proposals”).  Please review the attached Proxy Statement carefully and cast your vote on the Proposals.  The Trustees recommend voting FOR each Proposal.

Approval of New Investment Agreements for the Funds

As discussed in more detail in the enclosed Proxy Statement, the parent company of American Beacon Advisors, Inc., the investment manager of the Trusts (“Manager”), recently entered into an agreement with Lighthouse Holdings, Inc. (“Lighthouse”) pursuant to which Lighthouse will acquire all the capital stock of the Manager from the Manager’s corporate parent, AMR Corporation, subject to certain conditions, in exchange for cash and 10% of the capital stock of the parent corporation of Lighthouse (“Transaction”).  Upon completion of the Transaction, each Fund’s existing investment management agreement (“Current Agreement”) with the Manager automatically will terminate.  To provide for continuity of management, the shareholders of each Fund are being asked to approve a new investment management agreement (“New Agreement”) betwee n the Manager and the Fund.

Under the New Agreement, the Manager will provide the same investment advisory services to each Fund on substantially the same terms as under the Fund’s Current Agreement.  The senior investment advisory personnel at the Manager who currently manage each Fund’s portfolio are expected to continue to do so after the Transaction.  In addition, the Current Agreements have been updated and modernized.  As part of this process, the primary administrative services provided by the Manager to the Funds have been transferred to one single Administrative Services Agreement (“New Administrative Services Agreement”).  The aggregate fee rates for each Fund under the New Agreement and the New Administrative Agreement will be the same as the fee rates imposed under the existing agreements which they replace.

Election of Trustees of the Trusts

In connection with the Meeting, you are asked to re-elect five of the current Trustees and to elect two additional Trustees.  Both of the proposed additional Trustees are independent of the Trusts and the Manager.

Voting Procedures

While most of the Funds pursue their investment objectives by investing their assets directly in securities and other financial instruments, the Money Market Fund and the U.S. Government Money Market Fund of each of the Beacon Trust, Mileage Trust and Select Trust employ a master-feeder structure (“Feeder Funds”) and pursue their investment objectives by investing all of their investable assets in corresponding portfolios of the Master Trust.  Shareholders of the Master Trust, principally the Feeder Funds, will vote on the Proposals with respect to the Master Trust.  Shareholders of each Feeder Fund are being asked to provide voting instructions to the Feeder Funds as to how to vote regarding the Proposals for the Master Trust.  The Feeder Funds will cast their votes in the same proportion as the votes by the Feeder Funds’ shareholders on such Proposals.

The International Equity Index Fund, S&P 500 Index Fund and Small Cap Index Fund also employ a master-feeder structure.  Because they do not pursue their investment objectives by investing all of their assets in corresponding portfolios of the Master Trust, however, they are not considered to be “Feeder Funds,” as defined for purposes of this Proxy Statement.  Shareholders of these Funds will only vote on Proposals with respect to the Beacon Trust.

Conclusion

Your vote is important no matter how many shares you own.  Voting your shares now will allow you as a Fund shareholder to avoid the costs and inconvenience of any follow-up mail or telephone solicitation for your vote.  Please take a moment now to review the proxy materials and complete, sign, date and return the enclosed proxy card promptly in the enclosed postage-paid envelope.  Alternatively, you may vote via touch-tone telephone or through the Internet.  Please refer to the proxy card for the toll-free telephone number or Internet address.  If we do not hear from you by [the next solicitation date] 2008, we or our proxy solicitor may contact you again for your vote.  If you have any questions about these materials, please call us at 1-800-388-3344.

Thank you for your vote and for your continued investment in the Funds.

Sincerely,

William F. Quinn
President
American Beacon Funds

American Beacon Mileage Funds

American Beacon Select Funds

American Beacon Master Trust

AMERICAN BEACON FUNDS

AMERICAN BEACON MILEAGE FUNDS

AMERICAN BEACON SELECT FUNDS

AMERICAN BEACON MASTER TRUST

4151 Amon Carter Boulevard
MD 2450
Fort Worth, TX 76155

_________________________

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

_________________________

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the American Beacon Funds (“Beacon Trust”), American Beacon Mileage Funds (“Mileage Trust”), American Beacon Select Funds (“Select Trust”) and American Beacon Master Trust (“Master Trust,” and together with Beacon Trust, Mileage Trust and Select Trust, the “Trusts”) will be held at 2:00 p.m. Central Time on August 22, 2008, at American Beacon Advisors, Inc., 4151 Amon Carter Boulevard, First Floor, Flagship Room, Fort Worth, Texas 76155.  In connection with the Meeting, as a shareholder of one or more portfolios (“Funds”) of the Trusts, you are asked to consider and act upon the following proposals (“Proposals”).

(1)

To approve a new investment management agreement for the Funds;

(2)

To elect Trustees for the Trusts;

(3)

Money Market Fund and U.S. Government Money Market Fund shareholders only:  To authorize each of the Beacon Trust, Mileage Trust and Select Trust, on behalf of its Feeder Funds, to vote to approve the investment management agreement for the Master Trust portfolios in which the Feeder Funds invest;

(4)

Money Market Fund and U.S. Government Money Market Fund shareholders only:  To authorize each of the Beacon Trust, Mileage Trust and Select Trust, on behalf of its Feeder Funds, to vote to elect Trustees for the Master Trust; and

(5)

To transact any other business as may properly come before the Meeting.

Only holders of record at the close of business on June 24, 2008 (“Record Date”) of shares of beneficial interest of each affected Fund are entitled to receive notice of, and vote at, the Meeting and any adjournments thereof.  If you owned shares in more than one Fund as of the Record Date, you may receive more than one proxy card.  Please vote each proxy card you receive.

By Order of the Board of Trustees,

Rosemary K. Behan

Secretary

Fort Worth, Texas

June __, 2008

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the June 24, 2008 Record Date.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage paid-envelope provided.  If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

To avoid the expense and inconvenience of further solicitations for your vote, please mail your proxy card promptly.

As an alternative to voting the proxy card by mail, you may vote by telephone, through the Internet or in person.  To vote by telephone, please call the toll-free number listed on the proxy card.  To vote on the Internet, please access the website listed on the proxy card; note that to vote on the Internet, you will need the unique “control” number that appears on the enclosed proxy card.  If you elect to vote using the Internet, you may incur telecommunications and/or Internet access charges for which you are responsible.  However, any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy.  If we have not received your voting instructions by [the next solicitation date] 2008, we may contact you again for your vote.

Notice to Corporations and Partnerships:  proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.

AMERICAN BEACON FUNDS

AMERICAN BEACON MILEAGE FUNDS

AMERICAN BEACON SELECT FUNDS

AMERICAN BEACON MASTER TRUST

4151 Amon Carter Boulevard
MD 2450
Fort Worth, TX 76155

_________________________

INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS

_________________________

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing the following brief overview of the Proposals, in “Question and Answer” format, to help you understand and vote on the proposals in the Proxy Statement (“Proposals”).  Your vote is important.  Please vote.

Q:

Why are you sending me this information?

A:

You are receiving these materials because you owned shares on June 24, 2008 of one or more Funds and, as a result, have a right to vote on the Proposals.

Q:

Why am I being asked to vote on a new investment management agreement for my Fund?

A:

AMR Corporation (“AMR”), the corporate parent of American Beacon Advisors, Inc. (“Manager”), which is your Fund’s investment manager, recently entered into an agreement with Lighthouse Holdings, Inc. (“Lighthouse”), pursuant to which Lighthouse will acquire all of the capital stock of the Manager in a transaction with AMR (“Transaction”).  As a result of the Transaction, your Fund’s investment management agreement with the Manager (“Current Agreement”) automatically will terminate.  To ensure that the management of your Fund can continue without any interruption and that the Manager can continue to provide your Fund with the same investment management services as the Manager currently does, we are seeking your approval of a new agreement between the Fund and the Manager (“New Agreement”).

Q:

Why am I being asked to elect Trustees?

A:

Each Trust is governed by a Board of Trustees (each member thereof, a “Trustee” and collectively “Trustees” or “Board”).  The Board is recommending that shareholders of the Funds elect two new Trustees to each Board and re-elect the five Trustees currently serving on each Board.  Each of the two new nominees would be a non-interested Trustee (“Non-interested Trustee”), as defined in the Investment Company Act of 1940 (“1940 Act”), which is one of the federal securities laws governing your Fund. The two new nominees are being proposed for election in anticipation of the pending retirement of a Trustee who has reached the mandatory retirement age and the recent resignations of Trustees who are affiliated with AMR, the Manager and Lighthouse.  If all nominees are elected to the Board, the Board would consist of seven Trustees, six of whom would be Non-interested Trustees.

Q:

Will the portfolio manager of my Fund change?

A:

The Manager has advised the Board that the Manager does not anticipate any change in any Fund’s portfolio managers in connection with the Transaction.  In that regard, the Manager and Lighthouse have entered into or will enter into employment contracts that will take effect upon the Closing with certain key personnel performing or overseeing the Funds’ investment programs.  However, there can be no assurance that any particular employee of the Manager will choose to remain at the Manager before or after the closing of the Transaction (the “Closing”).

Q:

Will my Fund’s name change?

A:

No.  The Fund’s name will not change.

Q:

Will the fee rates payable by my Fund increase under the New Agreement?

A:

No.  The fee rates payable under your Fund’s New Agreement will not increase from the Current Agreement.

Q:

How does the New Agreement differ from the Current Agreement?

A:

No changes are being proposed to the level of advisory services provided to any Fund by the Manager.  As proposed, however, each Fund’s New Agreement will be updated and modernized.  In addition, most of the administrative duties provided by the Manager under the Current Agreement (and in the case of the Beacon Trust under that Trust’s Administrative Services Agreement with the Manager) are being transferred to the the New Administrative Services Agreement.  The aggregate fee rates currently charged to each Fund under the existing agreements for advisory and administrative services will be exactly the same as the fee rates to be charged under the New Agreement and the New Administrative Services Agreement.

Q:

Will I continue to accrue AAdvantage Miles with respect to my Investments in the Mileage Trust?

A:

Yes.  You will continue to accrue miles pursuant to your investments in the Mileage Trust.

Q:

If the Proposals are approved, when will the New Agreement take effect and the new nominees join the Board?

A:

If the Proposals are approved, they will become effective upon the Closing or, if the Closing is not consummated the New Agreement will become effective on or about [October 1, 2008], and the election of Trustees will be effective on or about September 1, 2008.  In order for the Closing to occur, certain other conditions described in the Proxy Statement must be satisfied.  If all necessary conditions to the Closing are satisfied (or waived), the Closing is expected to occur in the third quarter (ending September 30) of 2008.  If any of the conditions to the Closing are not satisfied (and are not waived), the Transaction will not be consummated.

Q:

Will my Fund pay for the Proxy Statement and related costs?

A:

No. AMR and Lighthouse will bear equally the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, for fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, for fees and expenses incurred by the Funds in connection with the Transaction, and the meeting fees of the Boards for meetings held in connection with the Transaction.

Q:

How does the Board recommend that I vote with respect to each Proposal?

A:

After careful consideration, the Board recommends that you vote FOR each of the Proposals.

Q:

Was I supposed to receive more than one proxy card?

A:

If you own shares of more than one Fund, you should have received more than one proxy card.  If you only own shares of one Fund, you should only have received one proxy card.

Q:

How do I vote my shares?

A:

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage paid-envelope provided.  As an alternative to voting the proxy card by mail, you may vote by telephone, through the Internet or in person.  To vote by telephone, please call the toll-free number listed on the proxy card.  To vote on the Internet, please access the website listed on the proxy card; note that to vote on the Internet, you will need the unique “control” number that appears on the enclosed proxy card.  If you will attend the Meeting and vote in person, please let us know by calling 1-800-___-____.

Q:

Whom should I call for additional information about the Proxy Statement?

A:

If you have any questions about any Proposal or need assistance voting your shares, please call 1-800-388-3344.

AMERICAN BEACON FUNDS

AMERICAN BEACON MILEAGE FUNDS

AMERICAN BEACON SELECT FUNDS

AMERICAN BEACON MASTER TRUST

4151 Amon Carter Boulevard
MD 2450
Fort Worth, TX 76155

_________________________

PROXY STATEMENT

Special Meeting of Shareholders
to be Held on August 22, 2008

_________________________

This document is a Proxy Statement for the American Beacon Funds (“Beacon Trust”), American Beacon Mileage Funds (“Mileage Trust”), American Beacon Select Funds (“Select Trust”) and American Beacon Master Trust (“Master Trust,” and together with Beacon Trust, Mileage Trust and Select Trust, the “Trusts”).  Each Trust has separate investment portfolios (“Funds”) that are addressed in this Proxy Statement.  The Funds in the Beacon Trust are as follows:

Balanced Fund	Mid-Cap Value Fund
Emerging Markets Fund	Money Market Fund
Enhanced Income Fund	S&P 500 Index Fund
High Yield Bond Fund	Short-Term Bond Fund
Intermediate Bond Fund	Small Cap Index Fund
International Equity Fund	Small Cap Value Fund
International Equity Index Fund	Small Cap Value Opportunity Fund
Large Cap Growth Fund	Treasury Inflation Protected Securities Fund
Large Cap Value Fund	U.S. Government Money Market Fund

The Fund in Mileage Trust is as follows:
Money Market Mileage Fund

The Funds in Select Trust are as follows:
Money Market Select Fund U.S. Government Money Market Select Fund

The Funds in Master Trust are as follows:
Money Market Portfolio U.S. Government Money Market Portfolio

This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees of the Trusts (each member thereof, a “Trustee,” and collectively, the “Trustees” or “Board”) to be used at the Special Meeting of Shareholders of the Funds (“Meeting”), and any adjournments thereof.  The Meeting will be held at 2:00 p.m. Central Time on August 22, 2008, at the offices of American Beacon Advisors, Inc. (“Manager”).  The Manager serves as manager and administrator to each Trust.  The purpose of the Meeting is set forth in the accompanying Notice.  This Proxy Statement and accompanying proxy cards will be mailed to shareholders on or about June 27, 2008.

While most of the Funds pursue their investment objectives by investing their assets directly in securities and other financial instruments, the Money Market Fund and the U.S. Government Money Market Fund of each of the Beacon Trust, Mileage Trust and Select Trust employ a master-feeder structure (“Feeder Funds”) and pursue their investment objectives by investing all of their investable assets in corresponding portfolios of the Master Trust.  Shareholders of the Feeder Funds will vote to provide instructions to the Feeder Funds as to how to vote on the Proposals with respect to the Master Trust.

The Feeder Funds, as shareholders of Master Trust, will vote their shares of the Master Trust in the same proportion as the vote of their shareholders on each Proposal.  Each Feeder Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which they do receive voting instructions.  Because each Feeder Fund’s votes are proportionate to its percentage interest in the Master Trust, the majority of the Master Trust’s shareholders could approve an action against which a majority of the outstanding voting securities of any Feeder Fund votes.

The International Equity Index Fund, S&P 500 Index Fund and Small Cap Index Fund also employ a master-feeder structure.  Because they do not pursue their investment objectives by investing all of their assets in corresponding portfolios of the Master Trust, however, they are not considered to be “Feeder Funds,” as defined for purposes of this Proxy Statement.  Shareholders of these Funds will only vote on Proposals with respect to the Beacon Trust.

____________________________________

OVERVIEW

____________________________________

Proposals 1 and 3:  New Investment Management Agreements

On April 16, 2008, AMR Corporation (“AMR”), a publicly-traded company and the parent company of the Manager, entered into an agreement with Lighthouse Holdings, Inc. (“Lighthouse”) pursuant to which Lighthouse will acquire all of the capital stock of the Manager (“Transaction”) in exchange for cash and 10% of the capital stock of the parent corporation of Lighthouse.  The address of AMR is 4333 Amon Carter Boulevard, Fort Worth, Texas 76155.  The address of Lighthouse is 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.  The estimated total value of the Transaction (inclusive of cash and AMR’s equity interest in Lighthouse’s corporate parent) is approximately $480 million.

Upon the closing of the Transaction (“Closing”), the Manager will cease to be a wholly owned subsidiary of AMR and will become a subsidiary of Lighthouse.  This change in control is deemed to be an “assignment” under the Investment Company Act of 1940 (“1940 Act”) of each Fund’s existing investment management agreement (“Current Agreement”) with the Manager.  As required by the 1940 Act, each Fund’s Current Agreement provides for its automatic termination in the event of an assignment, and each will, therefore, terminate upon the Closing.

To provide for the continuity of management for the Funds, shareholders of each Fund are being asked to approve a new management agreement (“New Agreement”) with the Manager to take effect upon the Closing.  The New Agreement for each Fund will reflect substantially the same terms as the Current Agreement for each Fund.  The New Agreement will update and modernize the Current Agreement, including transferring substantially all administrative services provided to the Funds by the Manager into an administrative services agreement (“New Administrative Services Agreement”).  Currently, the Manager provides administrative services to the Funds in Mileage Trust, Select Trust and Master Trust pursuant to their Current Agreements and to the Funds in Beacon Trust pursuant to its Current Agreement and an Administrative Services Agreement (“Current Administrative Se rvices Agreement”).  For each Fund, the aggregate fee rates imposed under the New Agreement and the New Administrative Services Agreement will be the same as that imposed under the Current Agreement and, in the case of the Beacon Trust, under the Current Agreement and the Current Administrative Services Agreement.

If approved by the shareholders of the Funds, the New Agreement will become effective upon the Closing.  The Manager and Lighthouse anticipate that the Closing will occur in the third calendar quarter of 2008.  If the Transaction is not completed for any reason, each Trust’s Current Agreement and the Current Administrative Services Agreement will remain in effect.

Upon the Closing, Lighthouse directly will control the Manager.  Lighthouse currently does not anticipate any changes to the organization or structure of the Funds, to the service providers or to the aggregate fee rates under any Current Agreement or Current Administrative Services Agreement.  In addition, the portfolio managers at the Manager that currently manage the Funds are expected to continue to manage the Funds after the Closing.  In that regard, the Manager and Lighthouse have entered into or will enter into employment contracts that will take effect upon the Closing with certain key personnel performing or overseeing the Funds’ investment programs.  However, there can be no assurance that these personnel will choose to remain employed by the Manager before or after the Closing.  The Manager and the Funds will continue to operate under their existing names ..  Additional potential benefits to the Funds as a result of the Transaction include Lighthouse’s intention to devote additional resources to product development and distribution of Fund shares.  Any resulting growth of Fund assets may produce economies of scale that could benefit shareholders of the Funds.

Under the Current Agreement, the Manager may retain sub-advisors to provide investment advisory services for all or a portion of the assets of a Fund.  With respect to certain Funds, the Manager has entered into investment advisory agreements (“Investment Advisory Agreements”) with various sub-advisors on behalf of those Funds.  Upon the Closing, the Investment Advisory Agreements will terminate automatically upon the termination of the Current Agreement.  Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, but subject to the approval of a Fund’s Board.  Therefore, shareholders will not be asked to approve new Investment Advisory Agreements but will receive after the Closing information separate from this Proxy Statement discussing the Board’s consideration to approve new Investment Advisory Agreements on behalf of the Funds.

Proposals 2 and 4:  Election of Trustees

The Trustees who are not “interested persons” of the Trusts, within the meaning of the 1940 Act (“Non-interested Trustees”) recommend to shareholders the election of two new Trustees to each Trust’s Board and the re-election of five current Trustees.  The two nominees for Trustee are Thomas M. Dunning and Paul J. Zucconi, who, if elected, will be Non-interested Trustees on each Trust’s Board.  If the proposed two new nominees are elected by shareholders, each Trust’s Board will consist of seven Trustees, six of whom will be Non-interested Trustees and one of whom will be “interested” within the meaning of the 1940 Act (“Interested Trustee”).  If elected by the shareholders of each Trust, the new Trustees will take office upon the Closing of the Transaction.

Procedural Information Related to this Proxy Solicitation

Multiple Class Funds

The Funds offer multiple classes of shares, including the AMR Class, Cash Management Class, Institutional Class, PlanAhead Class, BBH ComSet Class and Service Class.  Not all of the Funds offer each class of shares.  Each whole share, regardless of class, is entitled to one vote for each dollar of net asset value.  Each fractional dollar amount is entitled to a proportionate fractional vote.  None of the Proposals in this Proxy Statement requires separate voting by class.

Solicitations

The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of the Manager, who will not receive any compensation from the Trusts for such solicitation.  Broadridge Financial Solutions, Inc. has been retained by the Manager for the purposes of mailing proxy materials to shareholders and tabulating voting results at a cost of approximately $_______.  AMR and Lighthouse will bear equally the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, for fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, for fees and expenses incurred by the Funds in connection with the Transaction, and the meeting fees of the Boards for meetings held in connection with the Transaction.

“Householding”

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement or a copy of any Fund’s most recent annual or semi-annual report to shareholders, free of charge, write to the Manager at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, attn: Terri L. McKinney, or call 1-800-388-3344.  If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.

The Quorum Requirement and Adjournments

With respect to Proposal 1 and Proposal 3, shareholders of at least one-third of each Fund’s shares entitled to vote on June 24, 2008 (the “Record Date”), represented in person or by proxy, constitute a quorum.  Such a quorum must be present for the transaction of business with respect to each of Proposal 1 and Proposal 3.

With respect to Proposal 2 and Proposal 4, shareholders of at least one-third of each Trust’s shares entitled to vote on the Record Date, represented in person or by proxy, constitute a quorum.  Such a quorum must be present for the transaction of business with respect to each of Proposal 2 and Proposal 4.

In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  If a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such Proposal against such adjournment.  A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for such Proposal and it is otherwise appropriate.

Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment.  Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a Proposal.  Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST Proposals 1 and 3, for which the required affirmative vote is a majority of the outstanding voting securities (as defined below) of a Fund.  Abstentions and broker non-votes will have no effect on Proposals 2 and 4, for which the required vote is a plurality number of the votes cast by each Trust.

How Proxies Will Be Voted

Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting.  The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed.  If your proxy card is properly executed and you give no voting instructions, your shares will be voted FOR the Proposals described in this Proxy Statement.  The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.  However, if the Funds have received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such proposals.  You may revoke your proxy card by givi ng another proxy, by letter, telegram or facsimile revoking your initial proxy if received by that applicable Fund prior to the Meeting, or by appearing and voting at the Meeting.

A list of the shares of each class of each Fund issued and outstanding as of the Record Date is included in Appendix A.  A list of shareholders who owned of record five percent or more of the shares of a class of a Fund as of the Record Date is included in Appendix B, as well as information regarding officer ownership of Fund shares.  The executive officers and Trustees, as a group, owned more than one percent of the outstanding shares of the ______ class of the _________ Fund as of June 24, 2008.  To the knowledge of the Manager, the executive officers and Trustees, as a group, owned less than one percent of the outstanding shares of all other classes of the Funds as of the Record Date.  Information regarding the Trusts’ executive officers and the Manager’s directors and officers, including information regarding their interest in the Transaction, is set for th in Appendix G.  In addition, the Manager has no knowledge of any purchases or sales exceeding 1% of the outstanding securities of the Manager or its parent company by any Trustees, or nominees for election as Trustees, of the Funds since the beginning of the Funds’ most recent fiscal years ended October 31 and December 31, 2007.

The Trusts will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons.  The Trusts or the Manager may reimburse such broker-dealers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Required Vote

Approval of Proposals 1 and 3 outlined below with respect to each Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of that Fund entitled to vote on the particular Proposal, as such term is defined in the 1940 Act.  For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of a Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

Approval of Proposals 2 and 4 require a plurality of the relevant Trust’s shares voted in person or by proxy at the Meeting.

____________________________________

PROPOSALS 1 AND 3

APPROVAL OF
INVESTMENT MANAGEMENT

AGREEMENTS FOR THE FUNDS

____________________________________

Shareholders of each Fund are being asked to approve the New Agreement between the Fund and the Manager.  As described above, each Fund’s Current Agreement will terminate upon the Closing.  Therefore, approval of the New Agreement is sought so that the operation of each Fund can continue without interruption.  If the Transaction is not completed for any reason, each Fund’s Current Agreement will continue to be in effect.

Board Considerations, Approvals and Recommendations

The Board met in person on May 21, May 22 and June 4, 2008 to consider whether to approve the New Agreement between each Fund and the Manager.  In addition, the Board held preliminary conference call meetings on April 15, 16 and 21, 2008 to discuss the Transaction and the effect that the Transaction would have on the Funds.  Throughout this process, the Board (including all of its Non-interested Trustees) has been advised by its independent legal counsel.  In connection with the approval process for the New Agreement, the Trustees received a memorandum and related advice from their legal counsel detailing the Board’s responsibilities pertaining thereto.

At the May 21 meeting, the Board considered, among other matters, whether to renew each Fund’s Current Agreement with the Manager and each Investment Advisory Agreement between a sub-advisor and the Manager.  In preparation for the May 21 meeting, the Board and its Investment Committee gathered and considered information furnished by the Manager, each sub-advisor and Lipper, Inc. (“Lipper”).  Based on, among other considerations, the information presented to the Board in connection with the May 21 meeting, the Board, including the Non-interested Trustees, unanimously approved the renewal of each Fund’s Current Agreement with the Manager and each Investment Advisory Agreement between the applicable sub-advisor and the Manager.

On May 21, May 22 and June 4, the Board met to determine, among other matters, whether to approve the New Agreement for each Fund pursuant to which the Manager would provide the same services to the Fund on substantially the same terms as under the Fund’s Current Agreement.  In addition, the Board considered that each Fund would pay the same aggregate fee rates under the New Agreement and New Administrative Services Agreement as the Fund does under the Current Agreement and, in the case of Beacon Trust, under the Current Agreement and Current Administrative Services Agreement.  Based on the process undertaken and the considerations weighed by the Board during its meetings in connection with the Board’s consideration of the Transaction and of the renewal of each Fund’s Current Agreement, the Board approved the New Agreement for each Fund.  At the same time, the Boar d unanimously recommended that shareholders of each Fund also approve the New Agreement for the Fund.

In connection with the Transaction, the Board and its counsel reviewed materials furnished by the Manager and met with senior representatives of the Manager regarding its personnel, operations and financial condition.  The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their shareholders.  In this regard, the Trustees met with representatives of the Manager and Lighthouse during Board meetings and in executive sessions to discuss the anticipated effects of the Transaction.  During these meetings, the representatives of the Manager and Lighthouse indicated their belief that the Transaction would not adversely affect: (1) the continued operation of the Funds; (2) the capabilities of the senior investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the cur rent levels; and (3) the capabilities of each sub-advisor to continue to provide the same level of advisory and other services to the Funds.  Those representatives also indicated that they believe that the Transaction may provide certain benefits to the Funds, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that shareholders of each Fund approve the New Agreement, the Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

(1)

The manner in which the Fund’s assets are managed will not change as a result of the Transaction, and the same people who currently manage the Fund’s assets are expected to continue to do so after the Transaction;

(2)

The aggregate fee rates payable by each Fund under the New Agreement and the New Administrative Services Agreement are the same as the fee rates payable under the Current Agreement and, in the case of the Beacon Funds, under the Current Agreement and the Current Administrative Services Agreement;

(3)

The material terms regarding advisory services pursuant to the New Agreement are substantially the same as the terms of the Current Agreements;

(4)

The qualifications of the Manager’s personnel who will provide advisory and administrative services to the Funds are not expected to change;

(5)

The Manager’s financial condition and the post-Closing capitalization of Lighthouse;

(6)

The impact of the Transaction on the Manager’s day-to-day operations;

(7)

The capabilities, experience, corporate structure and capital resources of Lighthouse;

(8)

The long-term business goals of Lighthouse with regard to the Manager and the Trusts;

(9)

Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as AMR and Lighthouse will bear equally the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, for fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, for fees and expenses incurred by the Funds in connection with the Transaction, and the meeting fees of the Boards for meetings held in connection with the Transaction;

(10)

The Funds may realize benefits as a result of the Transaction, including long-term economies of scale; and

(11)

The potential for increased costs to the Trusts in order to satisfy existing obligations under the current Trustees’ retirement plan.

Description of the Current and New Agreements

Each Trust presently has an agreement with the Manager that covers both advisory and administrative services provided by the Manager.  The Beacon Trust also has a separate Administrative Services Agreement with the Manager.  Management proposed to the Board at a meeting held on June 4, 2008 to separate the Manager’s obligations to provide advisory services and administrative services to the Trusts into two different agreements.  This action would allow the Manager to allocate its management fees for each Fund between advisory and administrative services.  Accordingly, at its meeting, the Board approved a new advisory agreement for all Funds (the “New Agreement”), which is attached as Appendix C to this Proxy Statement.  In addition, the Board approved a separate administrative services agreement, which you are not required to approve.  The New Agreem ent consolidates and standardizes the Current Agreements into a single contractual arrangement among each Trust and the Manager.  The New Agreement also modernizes and updates the provisions and terms of the Current Agreements.

The Current Agreements

The Manager currently serves as the investment adviser and administrator under the Current Agreements.  Under the Current Agreements, the Manager provides a continuous investment program for each Fund and may delegate such duties to an investment sub-advisor.  In addition, the Manager provides administrative services, including providing office space and facilities, maintaining books and records and providing clerical services.  The services provided by the Manager are not exclusive and the Manager is free to furnish similar services to others.  The Current Agreements initially were approved by the Board for a term of two years and have been approved annually thereafter in accordance with the 1940 Act.  The Board, including the Non-interested Trustees, last approved the Current Agreements on May 21, 2008.  The fee rate schedules from the Current Agreements and rela ted administrative agreements are set forth in the table in Appendix D, together with corresponding fee rate schedules from the New Agreement and New Administrative Services Agreement.  The date of each Current Agreement, the date when the Current Agreement was last submitted to a vote of shareholders of each Fund, including the purpose of such submission and the aggregate amount of each Fund’s advisory fees during its last fiscal year are set forth in Appendix E.

The New Agreement

The New Agreement would require the Manager to provide the same investment advisory services as required by the Current Agreement.  In addition, the Manager will provide the same administrative services it previously provided to the Funds.  The aggregate fee rates charged for advisory services and administrative services are not changing, but are being allocated between the New Agreement and the new separate administrative services agreement.  The New Agreement, in contrast to the Current Agreements, also:

•

makes the Manager responsible for preserving the confidentiality of information concerning the holdings, transactions and business activities of the Funds in accordance with applicable laws;

•

permits the Manager to exercise all rights of shareholders, including but not limited to proxy voting, converting, tendering, exchanging or redeeming securities, acting as claimant in class action litigation, responding to all legal and regulatory inquiries and carrying out rights in bankruptcy or reorganization matters;

•

requires the Manager to maintain a compliance program, including providing the Funds’ Chief Compliance Officer with periodic reports on compliance with applicable federal securities laws;

•

explains that the delegation of certain services to third parties does not reduce the Manager’s responsibilities and obligations;

•

conforms the Trusts’ and shareholders’ liability to the limitation of liability as specified in the Trusts’ organizational documents, including that the Manager may not seek to satisfy Trust obligations from shareholders or Trustees;

•

clarifies that the New Agreement is effective for two years from the date noted in the agreement and for successive twelve month periods thereafter, if the continuance of the agreement is approved under applicable law (this is explicit in the Beacon Trust’s Current Agreement);

•

clarifies that the New Agreement may be terminated without penalty and with respect to a given Fund without affecting the validity of the agreement for any other Fund (this is explicit in the Beacon Trust’s Current Agreement);

•

adds a provision limiting the Manager’s liability in case of emergency, disaster or circumstances beyond its control;

•

for the Beacon Trust, adds a provision permitting the Manager to direct brokerage to a broker-dealer affiliated with the Manager (this provision is included in the Current Agreements for the Mileage Trust, the  Select Trust and the Master Trust), although, at present, the Manager is not affiliated with any broker-dealer; and

•

adds explanatory language regarding the Manager’s responsibility for overseeing and managing the securities lending programs for the Funds that engage in securities lending activities.

A copy of the New Agreement is at Appendix C.  The description of the New Agreement in this Proxy Statement is qualified by reference to the New Agreement in Appendix C.

Both the Current Agreements and New Agreement provide that the Manager is responsible for supervising and managing each Fund’s investments and effecting each Fund’s portfolio transactions.  Other than noted above, these agreements maintain the same standard of care and indemnification provisions.  In addition, the compensation for advisory services under these agreements remains the same, in that once the administrative services fee rate portion of the management fee has been deducted, the advisory fee rate for each Fund remains unchanged.  Additionally, the Funds’ operating expenses are not expected to change as a result of the approval of the New Agreement.

Under the proposed new arrangements, the Manager would provide administrative services to the Trust primarily pursuant to a New Administrative Services Agreement.  Currently, the Manager provides administrative services to the Funds in Mileage Trust, Select Trust and Master Trust under their Current Agreements, and to the Funds in Beacon Trust under its Current Agreement and the Current Administrative Services Agreement.  As with the New Agreement, no changes are being proposed to the level of administrative services or the administrative services fee rates charged by the Manager under the New Administrative Services Agreement.  The current and proposed fee rates under these agreements are set forth in Appendix D.  The aggregate amount of fees received by the Manager as well as other material payments are set forth in Appendix E.  Under the New Administrative Services A greement, the fee rates may be changes by the Board without shareholder approval.

Board Considerations Regarding the New Agreement

The 1940 Act requires that the Board review each Fund’s advisory contracts and consider whether to approve them and recommend that the shareholders of each Fund approve them.  At its meeting on May 21, 2008, the Board, including the Non-interested Trustees, reviewed and considered the renewal of each Fund’s Current Agreement with the Manager.  On May 21, May 22 and June 4, 2008, the Board, including the Non-interested Trustees, reviewed and considered the approval of New Agreement for the Funds pursuant to which the Manager would provide the same services on substantially the same terms upon the assignment and termination of the Current Agreements due to the Closing of the Transaction.

In connection with the May 21, May 22 and June 4, 2008 meetings, the Trustees and/or legal counsel for the Non-interested Trustees received and considered, among other materials, responses by the Manager to inquiries requesting the following:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•

a copy of the Manager’s Form ADV registration statement with the SEC;

•

a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Manager or its personnel, including the results of any recent regulatory examination or independent audit;

•

a profit/loss analysis of the Manager and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

•

a description of any payments by the Manager to support the Funds’ marketing efforts;

•

an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•

an evaluation of other benefits to the Manager or Funds as a result of their relationship, if any;

•

confirmation that the Manager’s financial condition does not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Funds;

•

a description of the scope of portfolio management services provided to the Funds and the Manager’s other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Funds due to the Manager’s involvement in other activities;

•

a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements;

•

a discussion regarding the Manager’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the Manager’s methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

•

a discussion of whether the Manager receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates;

•

a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•

a summary of any material changes to the Manager’s compliance program with regard to federal, state, corporate and Fund requirements and a certification regarding the reasonable design of the compliance program;

•

a discussion of any material compliance problems and remedial actions;

•

information regarding the Manager’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

•

a description of the Manager’s affiliation with any broker-dealer;

•

a discussion of any anticipated change in the Manager’s controlling persons; and

•

verification of the Manager’s insurance coverage with regard to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of each Fund’s Current Agreement and the approval of each Fund’s New Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each sub-advisor and each Fund versus the respective peer group average;

•

a discussion, if applicable, of any underperformance by a sub-advisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•

a comparison of advisory fees and expense ratios for comparable mutual funds;

•

an analysis of any material complaints received from Fund shareholders;

•

a description of the Manager’s securities lending practices and the fees received from such practices;

•

a description of any revenue sharing activities with respect to the Funds;

•

a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•

a description of the portfolio turnover rate and average execution costs for each Fund and each sub-advisor to a Fund; and

•

a description of how expenses that are not readily identifiable to a particular Fund are allocated.

The Board also obtained an analysis provided by Lipper, Inc. (“Lipper”) that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund’s investment advisory fees versus comparable mutual funds.  For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class.  References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Board considered at its May 21, May 22 and June 4, 2008 meetings.  Additional considerations made by the Board with respect to certain Funds are reported in Appendix F of this Proxy Statement.  The Board did not identify any particular information that was most relevant to its consideration to renew the Current Agreements and approve the New Agreement, and each Trustee may have afforded different weight to the various factors.  Legal counsel to the Non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Current Agreements and the approval of the New Agreement.  Based on its evaluation, the Board unanimously concluded that the terms of each Current Agreement were reasonable and fair and that the renewal of each Current Agreement was in the best int erests of the Fund and its shareholders.  The Board also unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Fund and its shareholders.

In determining whether to renew the Current Agreements and approve the New Agreement, the Trustees considered the best interests of each Fund separately.  While the Current Agreements for all of the Funds were considered at the Board meetings on May 21, 2008, and the New Agreement for all of the Funds were considered at the meetings on May 21, May 22 and June 4, 2008, the Board considered each Fund’s investment management and sub-advisory relationships separately.  In each instance, the Board considered, among other things, the following factors:  (1) the nature and quality of the services provided; (2) the investment performance of the Fund and, as applicable, each sub-adviser for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the sub-advisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from their relationship with a Fund.  The Trustees posed questions to various management personnel of the Manager and Lighthouse regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of the Services to be Provided

With respect to the renewal of each Fund’s Current Agreement and the approval of each Fund’s New Agreement, the Board considered: the background and experience of key investment personnel and the Manager’s ability to retain them; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services, including the addition of a separate new information technology (IT) department at the Manager; the high rankings received by the Funds in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment sub-advisors and master portfolios.  Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager were appropriate for each Fund and, thus, determined to renew the Current Agreement and approve the New Agreement for each Fund.

Investment Performance

The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group.  The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes.  The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year.  The Manager also noted that it generally was satisfied with the performance of the sub-advisors.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by the Manager from its Relationship with the Funds

In analyzing the cost of services and profitability of the Manager by Fund, the Board considered the revenues earned and the expenses incurred by the Manager.  The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds.  The Board also considered that the Current and New Agreements for the Beacon Trust, Mileage Trust and Select Trust stipulate that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a Feeder Fund), the Fund will not pay the Manager a management fee.  Because the money market series of the Beacon Trust, Mileage Trust and Select Trust operate as Feeder Funds with respect to the Master Trust, the Manager only receives a management fee from the Master Trust.  The index series of the Funds also operate under a master-feeder structure, but each of these se ries invests in a master portfolio that is not managed by the Manager.  As such, the Board considered that the Manager does not receive a management fee with respect to the International Equity Index, S&P 500 Index, or Small Cap Index Funds.  With respect to the Money Market Funds and the Short-Term Bond Fund, the Board also considered the Manager’s advisory fees for services provided by the Manager to institutional separate accounts with similar investment strategies.  Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year.  The Board further considered that each sub-advised Fund pays the Manager the amounts due to its sub-advisors, and the Manager remits these amounts directly to the applicable sub-advisors.  The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders.  In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds.  The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager.

Economies of Scale and Whether Fee Levels Reflect Economies of Scale

In considering the reasonableness of the management fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders.  In this regard, the Board considered that the Manager has negotiated breakpoints in many sub-advisory fee rates.  The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many sub-advisors have agreed to take into account other assets of AMR and its pension plans that are managed by the sub-advisors.  Thus, the Funds are able to receive lower effective fee rates.  The Board also noted that certain Funds have grown their shareholder base, which has spread fixed costs over a larger shareholder and asset base.  With respect to the Money Market Funds, the Board noted that, although the fee schedules for th ese Funds do not have breakpoints, the effective advisory fee rates are low by industry standards and the performance of these Funds has been highly competitive and, in many cases, among the top performers among similar funds.

The Board also considered the Manager’s representations that its costs have increased due primarily to greater service provider and regulatory costs.  The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

Based on the foregoing information, the Board concluded that the Manager’s fee schedule for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived by the Manager from Relationship With the Funds

The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisors.  The Board also considered that the Manager’s relationship with the Funds and, in particular the money market funds, continues to be a significant factor in attracting separate account assets for the Manager.  In addition, the Board noted that the Manager provides services to the Trust at a relatively low cost.  In this regard, the Board considered that the benefit plans of AMR have invested substantial assets in the Funds, which helps reduce costs for other Fund shareholders, just as the invest ment of other Fund shareholders helps to reduce costs for AMR’s benefit plans.  In addition, the Board considered that certain of the sub-advisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds.  The Board also considered that Funds did not pay commissions to any affiliated broker-dealer of the Manager during the most recent fiscal years ended October 31, and December 31, 2007, though during that period certain Funds did pay commissions to affiliated broker-dealers of the relevant sub-advisor, as set forth in the following table.

FUND	BROKER	AFFILIATED WITH	COMMISSION
American Beacon Large Cap Growth Fund	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$ 1,020
American Beacon Emerging Markets Fund	JM Morgan Stanley Securities Limited	Morgan Stanley Investment Management Inc.	$ 326

The percentage of total commissions of the American Beacon Large Cap Growth Fund and Emerging Markets Fund paid to affiliated broker-dealers in 2007 was 4.13% and 0.07%, respectively.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationships with the Funds appear to be fair and reasonable.

Section 15(f) of the 1940 Act

The Transaction involves a sale of the Manager.  The Manager intends for the Transaction to come within the safe harbor provided by section 15(f) of the 1940 Act.  Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal unde rwriting services).  The Board has not been advised by the Manager of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund. Moreover, the Manager has agreed that, for two years after the consummation of the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on any Fund.

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.  At the present time, 83% of the Trustees are classified as Non-interested Trustees and following the Transaction, all but one of the Trustees will be classified as such. The Manager will use its reasonable best efforts to ensure that at least 75% of the Trustees are not “interested persons” (as defined in the 1940 Act) of AMR, Lighthouse or the Manager during the three-year period after the completion of the Transaction.

Required Vote

Approval of the New Agreement for each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Because the Feeder Funds invest all of their investable assets in the Master Trust, the Feeder Funds are shareholders of the Master Trust.  Accordingly, shareholders of the Feeder Funds are being asked to instruct the Feeder Funds as to how to vote on the New Agreement between the Master Trust and the Manager.

The Board has determined that the New Agreement recommended for each Fund is in the best interest of the Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
PROPOSALS 1 AND 3

_____________________________

PROPOSALS 2 AND 4

ELECTION OF TRUSTEES
FOR EACH OF THE TRUSTS

_____________________________

Proposals 2 and 4 relate to the election of seven Trustees to the Board at the Meeting.  Only shareholders of the Feeder Funds are being asked to vote on the election of Trustees for the Master Trust.  The Boards have nominated the individuals listed below for election as Trustees, each to hold office until termination, resignation or removal.  Five of the nominees (Alan D. Feld, R. Gerald Turner, W. Humphrey Bogart, Brenda A. Cline and Richard A. Massman) currently serve as Trustees of each of the Trusts.  Each current Trustee has indicated a willingness to continue to serve if re-elected.  If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.  Management has no reason to believe that any nominee will be unavailable for election.

Thomas M. Dunning and Paul J. Zucconi were selected by the Board’s Nominating and Governance Committee and nominated by the Non-interested Trustees for election at the Meeting.

The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

The Board provides broad supervision over the affairs of each Trust. The Manager is responsible for the management of Trust assets, and each Trust’s officers are responsible for the Trust’s operations. The Trustees and officers of each Trust are listed below, together with their principal occupations during the past five years. The address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees 23 funds in the “fund complex,” which includes the Beacon Trust, Mileage Trust, Select Trust and the Master Trust.  Foreside Fund Services LLC, Two Portland Square, Portland, Maine 04101, serves as principal underwriter to the Trusts.

Name, Age and Address	Position, Term of Office and Length of Time Served with Each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (71)	Trustee since 1996

Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-Present); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University ; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital.

NON-INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (64)	Trustee since 2004

Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995).

Brenda A. Cline, CPA (47)	Trustee since 2004

Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007).

Richard A. Massman (64)	Trustee since 2004 Chairman since April 2008

Senior Vice President and General Counsel, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (1994-Present). Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-Present) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Hospital Foundation (2006-Present).

R. Gerald Turner (62)	Trustee since 2001

President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics.

NON-INTERESTED NOMINEES
Term Lifetime of Trust until removal, resignation or retirement*

Thomas M. Dunning (65)	Nominee

Consultant, (2008-Present); Chairman (2003-2008) and Chief Executive Officer (2003-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC; Advisory Director, Comerica Texas; Immediate Past Chairman and Board Member, Dallas Citizens Council; Director, Baylor Health Care System Foundation; State Vice Chair, State Fair of Texas; Board Member, Southwestern Medical Foundation.

Paul J. Zucconi,CPA (67)	Nominee

Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark Corporation (life and health insurance products) (2002-present); Director, National Kidney Foundation of North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001).

*

The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**

Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act.  Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

Each Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Ms. Cline and Mr. Stephen D. O’Sullivan, who is not seeking re-election to the Board.  Effective on June 4, 2008, Mr. Massman became an ex officio member of this Committee.  None of the members of the committee are or will be “interested persons” of the Trust, as defined by the 1940 Act.  As set forth in its charter, the primary duties of each Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws,  rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s Chief Compliance Officer in connection with his or her implementation of the Trust’s Compliance Program. The Audit and Compliance Committee met four times during the fiscal years ended October 31, and December 31, 2007.

Each Trust has an Investment Committee that is comprised of Messrs. Bogart and Massman.  As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investme nt Committee met four times during the fiscal years ended October 31, and December 31, 2007.

Each Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of one Interested Trustee and one Non-interested Trustee, Messrs. Feld and Turner.  Effective on June 4, 2008, Mr. Massman became an ex officio member of this Committee.  As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of Non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Non-interested Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Non-interested Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met three times during the fiscal years ended October 31, and December 31, 2007.

With respect to the criteria for selecting Non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications:  (a) unquestioned personal integrity; (b) is not an “interested person” of the Manager or its affiliates within the meaning of the 1940 Act; (c) not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of the Manager and its affiliates; (d) has the disposition to act independently in respect of the Manager and its affiliates and others in order to protect the interests of the Funds and all shareholders; (e) has the ability to attend all of the meetings per year; (f) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, fin ancial or regulatory issues; (g) has sufficient legal, financial or accounting knowledge to add value in the complex financial environment of the Funds; and (h) has the capacity for the hard work and attention to detail that is required to be an effective Non-interested Trustee.  The Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate had additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a Non-interested Trustee.  The Nominating Committee may use a search firm or other sources to identify and evaluate Board candidates.

In recommending the election of Messrs. Dunning and Zucconi, the Nominating Committee noted the candidates’ appropriate background, experience, capabilities and integrity.  As part of the nomination process, each nominee completed a questionnaire requesting relevant information such as experience and material transactions.

During each fiscal year ended October 31, 2007 and December 31, 2007, the Board held a total of four meetings.  The Trusts do not hold annual shareholder meetings and, therefore, do not have a policy with respect to Trustees’ attendance at such meetings.

The Trustees who owned shares of any Fund are listed in the following tables with the dollar range of their ownership in such Funds and the Trust as a whole as of the calendar year ended December 31, 2007.

FUND	_______________NON-INTERESTED_______________				INTERESTED
	Bogart	Cline	Massman	Turner	Feld
BEACON TRUST
Balanced	None	None	$1-$10,000	None	None
Emerging Markets	None	None	$1-$10,000	None	None
Enhanced Income	None	None	None	None	None
High Yield Bond	None	None	None	None	None
Intermediate Bond	None	None	$1-$10,000	None	None
International Equity	None	$50,001-$100,000	$1-$10,000	None	None
International Equity Index	None	None	$1-$10,000	None	None
Large Cap Growth	None	None	None	None	None
Large Cap Value	None	None	$1-$10,000	None	None
Mid-Cap Value	None	None	$1-$10,000	$10,001-$50,000	None
Money Market	Over $100,000	None	Over $100,000	None	None
S&P 500 Index	None	None	$1-$10,000	None	None
Short-Term Bond	None	None	None	None	None
Small Cap Index	None	None	None	None	None
Small Cap Value	$10,001-$50,000	$1-$10,000	$1-$10,000	Over $100,000	None
Small Cap Value Opportunity	None	None	None	None	None
Treasury Inflation Protected Secs.	None	None	$1-$10,000	None	None
U.S. Gov’t Money Market	None	None	None	None	Over $100,000
FUND	_______________NON-INTERESTED_______________				INTERESTED
	Bogart	Cline	Massman	Turner	Feld
MILEAGE TRUST
Money Market Mileage	None	None	None	None	None
SELECT TRUST
Money Market Select.	None	None	None	None	None
U.S. Gov’t Money Market Select	None	None	None	None	Over $100,000
MASTER TRUST
Money Market Portfolio.	None	None	None	None	None
U.S. Gov’t Money Market Portfolio	None	None	None	None	Over $100,000

Aggregate Dollar Range of Equity Securities in all Trusts (23 Funds)	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000

FUND	NON-INTERESTED NOMINEE
	Dunning	Zucconi
BEACON TRUST
Balanced	None	None
Emerging Markets	None	None
Enhanced Income	None	None
High Yield Bond	None	None
Intermediate Bond	None	None
International Equity	None	None
International Equity Index	None	None
Large Cap Growth	None	None
Large Cap Value	None	None
Mid-Cap Value	None	None
Money Market	None	None
S&P 500 Index	None	None
Short-Term Bond	None	None
Small Cap Index	None	None
Small Cap Value	None	None
Small Cap Value Opportunity	None	None
Treasury Inflation Protected Secs.	None	None
U.S. Gov’t Money Market	None	None
MILEAGE TRUST
Money Market Mileage	None	None
SELECT TRUST
Money Market Select.	None	None
U.S. Gov’t Money Market Select	None	None
MASTER TRUST
Money Market Portfolio.	None	None
U.S. Gov’t Money Market Portfolio	None	None

Aggregate Dollar Range of Equity Securities in all Trusts (23 Funds)	None	None

As compensation for their service to the Trusts, the Non-interested Trustees currently receive the following:

•

free air travel from American Airlines, Inc., an affiliate of the Manager (free travel also applies to Trustee’s spouse);

•

reimbursement equal to the income tax on the value of the free air travel;

•

cash payment for the difference between $40,000 and the value of a Trustee’s annual flight service charges below $40,000;

•

$1,000 for each Board meeting attended; and

•

$1,000 for each Committee meeting attended.

Mr. Massman was elected as Chairman April 15, 2008.  For his service as Chairman, Mr. Massman receives an additional annual payment of $10,000. Trustees also are reimbursed for any expenses incurred in attending Board meetings. Total compensation (excluding reimbursements) is reflected in the following table for the twelve months ended October 31, 2007.  The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.

Name of Trustee	Aggregate Compensation: Beacon Trust	Aggregate Compensation: Mileage Trust	Aggregate Compensation: Select Trust	Aggregate Compensation: Master Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts (23 funds)
INTERESTED TRUSTEES
Alan D. Feld	$26,357	$45	$7,414	$16,952	$0	$50,768

NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$24,761	$43	$6,965	$15,925	$0	$47,693
Brenda A. Cline	$26,747	$46	$7,523	$17,203	$0	$51,519
Richard A. Massman	$26,477	$46	$7,447	$17,029	$0	$50,999
R. Gerald Turner	$25,663	$44	$7,219	$16,505	$0	$49,431

Effective upon the closing of the Transaction, each Non-interested Trustee will be compensated as follows:  (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members at quarterly Board meetings, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (3) reimbursement for reasonable expenses incurred in attending such Board and Committee meetings.  In addition, the Chairman of the Board will receive an additional annual retainer of $15,000.

The Board previously adopted an Emeritus Trustee and Retirement Plan the “Plan”). The Plan currently provides that a Trustee who has reached the mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. Alternatively, a Trustee who has served on the Board of one or more Trusts for at least five years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period equal to the number of years the Trustee served on the Board up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Ben Fortson retired from the Trust effective February 28, 2002 and currently serves as Trustee Emeritus to the Trusts.  During the fiscal year ended October 31, 2007, Mr. Fortson did not utilize flight benefits and so no Trust compensation is reported.

During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines, Inc. annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, excluding the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.

The Board has determined that, effective upon the closing of the Transaction, no additional benefits will accrue under the Plan for current or future Trustees.  However, current Trustees will receive those benefits with respect to their respective terms of service as of the closing date if and when they retire and opt to assume Trustee Emeritus status.  The duration of those benefits will be based on the duration of the Trustee’s service on the Board as of the closing date of the Transaction.  Thus, for example, a Trustee who has six years of service as of the closing date would, upon retirement and assumption of Trustee Emeritus status, be entitled to only six years of retirement benefits, even if that Trustee ultimately served on the Board for more than six years prior to his or her retirement.  Similarly, a Trustee who has served in such capacity for four years as of the closing date would be entitled to four years of the retirement benefits only if such Trustee ultimately serves for a total of at least five years on the Board prior to his or her retirement and assumption of Trustee Emeritus status.  To date, American Airlines, Inc. voluntarily has made the flight benefit component of the retirement plan available to the Trusts at a substantial discount to market cost.  American Airlines, Inc. will eliminate most of this discount upon the closing of the Transaction.  Thus, the Trusts potentially will incur higher costs in the future in order to honor the existing benefits which have been earned under the Trustees’ current retirement plan.

Required Vote

Election of each nominee as a Trustee of each Trust requires the vote of a plurality of the votes cast at the Meeting in person or by proxy, provided that a quorum is present.  Shareholders of the Feeder Funds are being asked to authorize the Feeder Funds to vote on the New Agreement between the Master Trust and the Manager.  Shareholders who vote FOR Proposal 2 and Proposal 4 will vote FOR each nominee.  Those shareholders who wish to withhold their vote on any specific nominee(s) may do so on the proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
EACH OF THE NOMINEES IN PROPOSALS 2 AND 4

______________________

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

The Trust’s financial statements for the fiscal years ended October 31 and December 31, 2007 were audited by Ernst & Young LLP (“E&Y”), 2100 Ross Avenue, Suite 1500, Dallas, TX 75201.  E&Y has informed the Trust that it has no material direct or indirect financial interest in any of the Funds and that investments in the Funds by its personnel and their family members are prohibited where appropriate to maintaining the auditors’ independence. In the opinion of the Board, the services provided by E&Y are compatible with maintaining the independence of the auditors.  The Board appointed E&Y as the independent accountants for the Trust for the fiscal years ending October 31 and December 31, 2008.

Representatives of E&Y are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed by E&Y for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal years ended October 31 and December 31, 2007, and the review of the financial statements included in the Trust’s annual reports to shareholders were $280,299 and $166,581, respectively.  The aggregate fees billed by E&Y for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal years ended October 31 and December 31, 2006, and the review of the financial statements included in the Trust’s annual reports to shareholders were $265,722 and $215,459, respectively.

Audit-Related Fees

The aggregate fees billed by E&Y for the fiscal years ended October 31, and December 31, 2007, for professional services rendered for audit-related services were $8,750 and $6,250, respectively.  These fees were paid to E&Y for their review of N-1A filings for new funds.  The aggregate fees billed by E&Y for the fiscal years ended October 31, and December 31, 2006, for professional services rendered for audit-related services were $35,164 and $0, respectively.  These fees were paid to E&Y for their review of N-1A filings for new funds, attestation services related to the Interfund Credit Facility for the Funds and disclosures relating to the International Equity Fund reorganization.

Tax Fees

The aggregate fees billed by E&Y for the fiscal years ended October 31 and December 31, 2007 for professional services rendered for tax compliance, tax advice and tax planning were $29,199 and $26,335, respectively.  These fees were paid to E&Y for their review of the Funds’ 2005 and 2006 tax returns and tax services related to the reorganization of the International Equity Fund.  E&Y did not receive any fees for the fiscal years ended October 31 and December 31, 2006 for tax compliance, tax advice and tax planning services.

All Other Fees

E&Y did not receive any fees for the fiscal years ended October 31 and December 31, 2006 or October 31 and December 31, 2007 for products and services, other than the services reported above.

Pre-Approval Policies and Procedures

Pursuant to its charter, the Trust’s Audit Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal independent accountant to:  (1) approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trust’s financial statements, and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; (2) approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trust, an investment adviser to any Fund or any entity controlling, controlled by, or under common control with an investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust; (3) review the arran gements for and scope of the annual audit and any special audits; and (4) review and approve the fees proposed to be charged to the Trust by the auditors for each audit and non-audit service.  The Audit Committee has approved none of the fees disclosed above, except for the “Audit Fees,” in reliance on the SEC’s Regulation S-X.

Aggregate Non-Audit Services

The aggregate non-audit fees billed by E&Y during the fiscal years ended October 31 and December 31, 2007 for services rendered to the Trust were $37,949 and $32,585, respectively.  The aggregate non-audit fees billed by E&Y during the fiscal years ended October 31 and December 31, 2006 for services rendered to the Trust were $35,164 and $0, respectively.  E&Y did not render services to the Manager or any entity controlling, controlled by, or under common control with the Manager that provided ongoing services to the Trust during the applicable periods.

SHAREHOLDER PROPOSALS

As a general matter, the Trust does not hold annual or other regular meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to their Fund at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, attn: Terri McKinney, so as to be received a reasonable time before the proxy solicitation for that meeting is made.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials.  Inclusion of such proposals is subject to limitations under the federal securities laws.  In addition, the Trust is required to convene a special shareholders’ meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

SHAREHOLDER REPORTS

The Trust’s most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge by calling toll-free 1-800-388-3344 or by writing to the Trusts at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, TX  76155.

Dated:

June __, 2008

APPENDIX A

SHARES OF BENEFICIAL INTEREST

(As of June 24, 2008)

APPENDIX B

OWNERSHIP OF FUND SHARES

5% Shareholders of a Class of a Fund

(As of June 24, 2008)

Ownership of Fund Shares by Executive Officers

(As of June 24, 2008)

APPENDIX C

FORM OF MANAGEMENT AGREEMENT

AMERICAN BEACON FUNDS

AMERICAN BEACON MILEAGE FUNDS

AMERICAN BEACON SELECT FUNDS

AMERICAN BEACON MASTER TRUST

MANAGEMENT AGREEMENT

This Agreement is made as of August __, 2008, by and between the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, each a Massachusetts business trust (each, a “Trust”), on behalf of each Fund of a Trust listed on Schedule A hereto, as may be amended from time to time (each, a “Fund”), and American Beacon Advisors, Inc., a Delaware corporation (“Manager”).

WHEREAS, each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company consisting of one or more separate Funds, each having its own assets and investment objective(s), policies and restrictions; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

WHEREAS, each Trust desires to retain the Manager to provide investment advisory and portfolio management services to each Fund pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.

Appointment.  Each Trust hereby appoints the Manager to serve as the investment adviser of the Trust and each Fund for the period and on the terms set forth in this Agreement.  The Manager accepts such appointment and agrees to render the services herein set forth for compensation as set forth on Schedule A.  In the performance of its duties, the Manager will act in the best interests of each Trust and each Fund and will perform its duties hereunder for each Trust and each Fund in conformity with (a) applicable laws and regulations, including, but not limited to, the 1940 Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Fund as stated in each Trust’s currently effective registration statement under the Securities Act of 1933, as amended, and the 1940 Act, (d) each Trust’s Declaration of Trust an d Bylaws; and (e) such other guidelines as the Board of Trustees of the Trusts (the “Board”) reasonably may establish or approve.  The Manager will be an independent contractor and will have no authority to act for or represent a Trust or Fund in any way or otherwise be deemed to be an agent of a Trust or Fund unless expressly authorized in this Agreement or in another appropriate written format.

2.

Duties of the Manager.

(a)

Investment Program.  Subject to supervision by the Board, the Manager will provide a continuous investment program for each Fund and shall determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash.  The Manager will exercise full discretion and act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  The Manager will be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of each Trust and each Fund in conformity with the requireme nts of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

(b)

Securities Lending Activities.  The Manager shall provide the following services with respect to securities lending activities on behalf of each Fund that engages in such activities:  (i) assist the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Manager’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (iv) respond to Agent inquiries concerning Agent’s activities, and (v) such other related duties as may be necessary or appropriate.

(c)

Exercise of Rights.  The Manager, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

(d)

Execution of Transactions and Selection of Broker Dealers.  The Manager shall be responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund.  In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Manager) and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Manager shall use its best efforts to obtain for each Fund the best execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services as described below.  In using its best efforts to obtain the best execution available, the Manager, bearing in mind each Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the natu re of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of execution and research services provided by the broker or dealer.  Subject to such policies as the Board may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either tha t particular transaction or the Manager’s overall responsibilities with respect to such Fund and to other clients of the Manager as to which the Manager exercises investment discretion.  Each Trust hereby agrees that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Trusts hereby consent to the retention of compensation for such transactions.

(e)

Reports to the Board.  Upon request, the Manager shall provide to the Board such analyses and reports as may be required by law or otherwise reasonably required to fulfill its responsibilities under this Agreement.

(f)

Delegation of Authority.  Any of the duties specified in this Paragraph 2 with respect to one or more Funds may be delegated by the Manager, at the Manager’s expense to an appropriate party, including an affiliated party (“Subadviser”), subject to such approval by the Board and shareholders of the applicable Fund to the extent required by the 1940 Act.  The retention of one or more Subadvisers by the Manager pursuant to this Paragraph 2(f) shall in no way reduce the obligations of the Manager under this Agreement and the Manager shall be responsible to each Trust for all acts or omissions of each Subadviser in connection with the performance of the Manager’s duties under this Agreement.  In connection with the delegation of responsibilities to a Subadviser, the Manager shall:

(i)

Oversee the performance of delegated functions by each Subadviser and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Subadviser;

(ii)

Allocate the portion of the assets of a Fund to be managed by one or more Subadvisers for such fund and coordinate the activities of all Subadvisers;

(iii)

If appropriate, recommend changes in a Subadviser or the addition of a Subadviser, subject to the necessary approvals under the 1940 Act; and

(iv)

Be responsible for compensating the Subadviser in the manner specified in its agreement with the Subadviser.

3.

Services Not Exclusive.  The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager, who may also be a Trustee, officer, or employee of a Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4.

Compliance with Rule 38a-1.  The Manager shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to discharge effectively its responsibilities.  The Manager shall also provide the Trusts’ chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

5.

Books and Records.  The Manager will maintain all accounts, books and records with respect to each Fund as are required pursuant to the 1940 Act and Advisers Act and the rules thereunder.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for each Trust are the property of that Trust and further agrees to surrender promptly to the Trust any of such records upon a Trust’s request.  The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.

Expenses of the Manager and the Trusts.  During the term of this Agreement, each Fund will bear all fees and expenses not specifically waived, assumed or agreed to be paid by the Manager and incurred in its operations and the offering of its shares.  Expenses borne by each Fund will include, but not be limited to, the following (or each Fund’s proportionate share of the following): brokerage commissions and issue and transfer taxes relating to securities purchased or sold by the Fund or any losses incurred in connection therewith; expenses of organizing the Fund; filing fees and expenses relating to the registration and qualification of the Fund’s shares under federal or state securities laws and maintaining such registrations and qualifications; distribution and service fees; fees and salaries payable to the Trustees and officers of a Trust who are not officers, directors/trustees, p artners or employees of the Manager or its affiliates; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, uncollectible items of deposit and other insurance (including directors’ and officers’ errors and omissions insurance) or fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against a Trust or Fund for violation of any law; legal, accounting and auditing expenses, including legal fees of counsel to the Trusts or any Fund for services rendered to a Trust or the Fund and legal fees of special counsel for the independent trustees; charges of custodians, transfer agents, proxy voting services and expenses relating to proxy solicitation and tabulation services and services of other agents; costs of preparing share certificates; expenses of  printing and mailing prospectuses and supplements thereto for  shareholders, reports and statements to shareholders and proxy materials; a ll expenses incidental to holding shareholder and Board meetings; costs incurred for any pricing or valuation services; any expenses of the Manager resulting from new services necessitated by regulatory or legal changes affecting mutual funds occurring after the date of this Agreement; any extraordinary expenses (including fees and disbursements of counsel) incurred by a Trust or Fund; and fees and other expenses incurred in connection with membership in investment company organizations.

7.

Compensation.  For the services provided and the expenses assumed pursuant to this Agreement with respect to each Fund, each Trust will pay the Manager, effective from the date of this Agreement, a fee which is computed daily and paid monthly from each Fund’s assets at the annual rates as percentages of that Fund’s average daily net assets as set forth in the attached Schedule A, which Schedule can be modified from time to time to reflect changes in annual rates or the addition or deletion of a Fund from the terms of this Agreement, subject to appropriate approvals required by the 1940 Act.  If this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the prop ortion that such period bears to the full month in which such effectiveness or termination occurs.

8.

Limitation of Liability of the Manager.  The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

9.

Duration and Termination.

(a)

Effectiveness.  This Agreement shall become effective upon the date hereinabove written, provided that, with respect to a Fund, this Agreement shall not take effect unless it has first been approved, to the extent required by the 1940 Act (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party (“Independent Board Members”) cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Fund.

(b)

Renewal.  Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date, except that with respect to any new Fund, this Agreement will continue in effect for two years from the date the Fund is added to this Agreement.  Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each from the date of this Agreement, and for new Fund for successive periods of twelve months once the initial two year term has passed, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act.

(c)

Termination.  Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time by vote of the Board, including a majority of the Independent Board Members, or by vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager.  The Manager may at any time terminate this Agreement on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to a Trust.  This Agreement automatically and immediately will terminate in the event of its assignment.  Termination of this Agreement pursuant to this Paragraph 9(c) shall be without the payment of any penalty.  Termination of this Agreement with respect to a given Fund shall not affect the continued validity of this Agreement or the performance thereunder with respect to any o ther Fund.

10.

Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to a given Fund shall be effective until approved by the Board and such Fund shareholders to the extent required by the 1940 Act.

11.

Name of Trusts.  Each Trust or any Fund may use the name “American Beacon Funds,” “American Beacon Mileage Funds,” “American Beacon Select Funds,” or “American Beacon Master Trust” for only so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager.  At such time as such an agreement shall no longer be in effect, a Trust and each Fund will (to the extent that it lawfully can) cease to use any name derived from American Beacon Advisors, Inc. or any successor organization.

12.

Trust and Shareholder Liability.  The Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by a Trust pursuant to this Agreement shall be limited in all cases to a Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund.  The Manager further agrees that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of a Trust.

13.

Non-Binding Agreement.  This Agreement is executed by each Trust’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of that Trust.

14.

Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.  To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.

Definitions.  As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person,” and “assignment” shall have the same meanings as such terms have in the 1940 Act.

16.

Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior amendments and understandings relating to the subject matter hereof.

17.

Notices.  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trusts (attention: Secretary) or the Manager (attention: General Counsel) (or to such other address or contact as shall be designated by a Trust or the Manager in a written notice to the other party) in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed to be given on the date delivered or mailed in accordance with this Paragraph 17.

18.

Force Majeure.  The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

19.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

20.

The 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.

Headings.  The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

AMERICAN BEACON FUNDS

AMERICAN BEACON MILEAGE FUNDS

AMERICAN BEACON SELECT FUNDS

AMERICAN BEACON MASTER TRUST

By:_______________________________

      [Title]

AMERICAN BEACON ADVISORS, INC.

By:_______________________________

      [Title]

SCHEDULE A

I.

Management Fees

A.

American Beacon Funds

As compensation pursuant to Paragraph 7 of the Management Agreement for services rendered pursuant to such Agreement (other than the securities lending services set forth in Paragraph 2(b) of the Agreement, the American Beacon Funds shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets plus (with respect to those Funds listed in subsection (1) immediately below) all fees payable by the Manager with respect to such Funds pursuant to agreements entered into with Subadvisers pursuant to Paragraph 2(f) of the Management Agreement:

(1)	Balanced Fund	0.05%
	Emerging Markets Fund	0.05%
	Enhanced Income Fund	0.05%
	High Yield Bond Fund	0.05%
	International Equity Fund	0.05%
	International Equity Index Fund	0.05%
	Large Cap Growth Fund	0.05%
	Large Cap Value Fund	0.05%
	Mid-Cap Value Fund	0.05%
	S&P 500 Index Fund	0.05%
	Small Cap Index Fund	0.05%
	Small Cap Value Fund	0.05%
	Small Cap Value Opportunity Fund	0.05%
	Treasury Inflation Protected Securities Fund	0.05%

(2)	Money Market Fund	0.09%
	U.S. Government Money Market Fund	0.09%
	Intermediate Bond Fund	0.20%
	Short-Term Bond Fund	0.20%

To the extent and for such periods of time that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then such Fund will not pay the Manager a fee pursuant to the schedule set forth immediately above.

B.

American Beacon Mileage Funds

As compensation pursuant to Paragraph 7 of the Management Agreement for services rendered pursuant to that Agreement (other than the securities lending services set forth in Paragraph 2(b) of that Agreement), the American Beacon Mileage Funds shall pay to the Manager, computed daily and paid monthly, at the following annual rates as percentages of each Fund’s average daily net assets:

Money Market Fund

0.09%

To the extent and for such periods of time that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then such Fund shall not pay the Manager a fee pursuant to the schedule set forth immediately above.

C.

American Beacon Select Funds

As compensation pursuant to Paragraph 7 of the Management Agreement for services rendered pursuant to that Agreement (other than the securities lending services set forth in Paragraph 2(b) of that Agreement), the American Beacon Select Funds shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

Money Market Select Fund

0.09%

U.S. Government Money Market Select Fund

0.09%

To the extent and for such periods that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then such Fund shall not pay the Manager a fee pursuant to the schedule set forth immediately above.

D.

American Beacon Master Trust

As compensation pursuant to Paragraph 7 of the Management Agreement for services rendered pursuant to that Agreement (other then the securities lending services set forth in Paragraph 2(b) of that Agreement), the American Beacon Master Trust shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

Money Market Portfolio

0.09%

U.S. Government Money Market Portfolio

0.09%

II.

Securities Lending Fees

As compensation for services provided by the Manager in connection with securities lending activities of each Fund of a Trust, a lending Fund shall pay to the Manager, with respect to cash collateral posted by borrowers, a fee of up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers as well as related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees.

Dated:  August __, 2008

APPENDIX D

CURRENT AND PROPOSED FEE SCHEDULES

A.

American Beacon Funds

Fund	Current Management Fees[1]	Current Administration Fees	New Management Fees[1]	New Administration Fees[2]
Balanced Fund Institutional Class Shares PlanAhead Class Shares Service Class Shares AMR Class Shares	0.10%	0.25% 0.25% 0.25% 0.00%	0.05%	0.30% 0.30% 0.30% 0.05%
Emerging Markets Fund Institutional Class Shares PlanAhead Class Shares AMR Class Shares	0.10%	0.25% 0.25% 0.00%	0.05%	0.30% 0.30% 0.05%
Enhanced Income Fund PlanAhead Class Shares	0.10%	0.25%	0.05%	0.30%
High Yield Bond Fund Institutional Class Shares PlanAhead Class Shares AMR Class Shares	0.10%	0.25% 0.25% 0.00%	0.05%	0.30% 0.30% 0.05%
Intermediate Bond Fund Institutional Class Shares	0.25%	0.00%	0.20%	0.05%
International Equity Fund Institutional Class Shares PlanAhead Class Shares Service Class Shares AMR Class Shares	0.10%	0.25% 0.25% 0.25% 0.00%	0.05%	0.30% 0.30% 0.30% 0.05%
International Equity Index Fund Institutional Class Shares	0.10%	0.05%	0.05%	0.10%
Large Cap Growth Fund Institutional Class Shares AMR Class Shares	0.10%	0.25% 0.00%	0.05%	0.30% 0.05%
Large Cap Value Fund Institutional Class Shares PlanAhead Class Shares Service Class Shares AMR Class Shares	0.10%	0.25% 0.25% 0.25% 0.00%	0.05%	0.30% 0.30% 0.30% 0.05%
Mid-Cap Value Fund Institutional Class Shares PlanAhead Class Shares AMR Class Shares	0.10%	0.25% 0.25% 0.00%	0.05%	0.30% 0.30% 0.05%
Money Market Fund Cash Management Institutional Class Shares PlanAhead Class Shares BBH – Comset Class Shares	0.10%	0.00% 0.10% 0.10% 0.00%	0.09%	0.01% 0.11% 0.11% 0.01%
S&P 500 Index Fund Institutional Class Shares PlanAhead Class Shares	0.10%	0.05% 0.25%	0.05%	0.10% 0.30%
Short-Term Bond Fund Institutional Class Shares PlanAhead Class Shares	0.25%	0.00% 0.25%	0.20%	0.05% 0.30%
Small Cap Index Fund Institutional Class Shares	0.10%	0.05%	0.05%	0.10%
Small Cap Value Fund Institutional Class Shares PlanAhead Class Shares Service Class Shares AMR Class Shares	0.10%	0.25% 0.25% 0.25% 0.00%	0.05%	0.30% 0.30% 0.30% 0.05%
Small Cap Value Opportunity Fund Institutional Class Shares PlanAhead Class Shares	0.10%	0.25% 0.25%	0.05%	0.30% 0.30%
Treasury Inflation Protected Securities Fund Institutional Class Shares	0.10%	0.10%	0.05%	0.15%
U.S. Government Money Market Fund Cash Management PlanAhead Class Shares	0.10%	0.00% 0.10%	0.09%	0.01% 0.11%

B.

American Beacon Mileage Funds

Money Market Fund Mileage Class Shares	0.10%	0.10%	0.09%	0.11%

C.

American Beacon Select Funds

Money Market Select Fund Select Class Shares	0.10%	0.00%	0.09%	0.01%
U.S. Government Money Market Select Fund Select Class Shares	0.10%	0.00%	0.09%	0.01%

D.

American Beacon Master Trust

Money Market Portfolio	0.10%	0.00%	0.09%	0.01%
U.S. Government Money Market Portfolio	0.10%	0.00%	0.09%	0.01%

1

The Manager also receives from each of the American Beacon Funds all fees payable by the Manager pursuant to agreements entered into with one or more investment subadvisers on behalf of each Fund, except for the following Funds:  the Intermediate Bond Fund, the Money Market Fund, the Short-term Bond Fund and the U.S. Government Money Market Fund.   To the extent and for such periods of time that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the Fund shall not pay the Management Fee listed in this schedule.

2

To the extent and for such periods of time that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the stated New Administration Fee shall be reduced (a) by 0.01% for each class of shares of the American Beacon Money Market Fund, the American Beacon U.S. Government Money Market Fund, the American Beacon Mileage Money Market Fund, the American Beacon Select Money Market Fund and the American Beacon Select U.S. Government Money Market Fund; and (b) by 0.05% for each class of shares of the International Equity Index Fund, the S&P 500 Index Fund and the Small Cap Index Fund.

APPENDIX E

CURRENT AGREEMENTS AND PAYMENTS

A.

American Beacon Funds

•

Management Agreement with American Beacon Advisors, Inc. dated April 3, 1987

•

Last approved by shareholders of Balanced Fund on October 17, 2002 in connection with a proposal to provide additional advisory services to the Funds.

•

Last approved by shareholders of the other Beacon Funds on ____, 2002 in connection with a proposal to provide additional advisory services to the Funds.

•

Last approved by shareholders of the Balanced, International Equity, Money Market Fund, Municipal Money Market Fund and U.S. Treasury Money Market Fund on December 16, 1996 in connection with a proposal to provide services relating to securities lending activities.

B.

American Beacon Mileage Funds

•

Management Agreement with American Beacon Advisors, Inc. dated October 1, 1995

•

Last approved by shareholders of the Money Market Mileage Fund on December 16, 1996 in connection with a proposal to provide services relating to securities lending activities.

C.

American Beacon Select Funds

•

Management Agreement with American Beacon Advisors, Inc. dated December 31, 1999

•

Last approved by sole initial shareholder on December _, 1999

D.

American Beacon Master Trust

•

Management Agreement with American Beacon Advisors, Inc. dated October 1, 1995

•

Last approved by sole initial shareholder on ____, 1995

E.

Investment Advisory Fees and Other Material Payments

The following amounts represent management fees paid to the Manager based on total Fund or Portfolio assets, some of which are no longer operational. With the exception of the Index Funds, the TIPS Fund and the Money Market Funds, the Funds have a fiscal year end of October 31. Management fees for the Funds with fiscal year ended October 31, 2007 were approximately $56,151,000, of which approximately $40,429,000 was paid by the Manager to the other sub-advisors. Management fees in the amount of approximately $0 were waived/reimbursed by the Manager during the fiscal year ended October 31, 2007.

The following amounts represent management fees paid to the Manager based on total assets of a portfolio in the Master Trust (each, a “Portfolio”). The Money Market Funds have a fiscal year end of December 31. Management fees for these Funds for the fiscal year ended December 31, 2007 were approximately $16,873,000. Because these Funds are advised solely by the Manager, the Manager retained this entire amount. No management fees were waived or reimbursed by the Manager in relation to these Funds.  The TIPS Fund has a fiscal year end of December 31.  Management fees for this Fund for the fiscal period ended December 31, 2007 were approximately $121,667, of which approximately $55,211 was paid by the Manager to the sub-advisors.  Under the Current Agreement, the Manager receives no fees for those Funds that invest in another master trust no managed by the Manager.

For total assets managed through the money market funds of the Beacon Trust and Mileage Trust, management fees for the fiscal year ended December 31, 2007 were approximately $15,926,000.  Because the Portfolios are advised solely by the Manager, the Manager retained this entire amount. No management fees were waived by the Manager in relation to the Portfolios.

For total assets managed through the Select Trust, management fees for the fiscal year ended December 31, 2007 were approximately $16,873,000. The Manager waived management fees in the amounts of approximately $32,500 for this period.

In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the last fiscal year ended December 31, 2007 were approximately $1,483,000 from the Beacon Trust and $978,000 for the Mileage Trust.  Administrative services fees for the Funds with fiscal year ended October 31, 2007 were approximately $30,468,000. Administrative services fees for the Index Funds, TIPS Fund, and the Money Market Funds for the fiscal year ended December 31, 2007 were approximately $2,886,000.

The Manager, under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid up to 0.25% per annum of the average daily net assets of the Service Class of each Fund in the Beacon Trust for distribution-related services. Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal year ended October 31, 2007 were approximately $389,000.

The Manager receives compensation for administrative and oversight functions with respect to securities lending of all of the Funds, except for the Index Funds. Fees received by the Manager from securities lending for the fiscal year ended October 31, 2007 were approximately $1,091,684. The Money Market Portfolios and the TIPS Fund do not engage in securities lending, so the Manager received no related compensation for the fiscal year ended December 31, 2007.

The PlanAhead and Service Classes have each adopted a Service Plan (collectively, the “Plans”). The Plans provide that each Fund’s PlanAhead and Service Class will pay 0.25% per annum of its average daily net assets to the Manager. Service fees for the Funds with fiscal year ended October 31, 2007 were approximately $17,583,000. Service fees for the S&P 500 Index Fund and the Money Market Funds for the fiscal year ended December 31, 2007 were approximately $371,000.

The Manager, under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid 0.25% per annum of the average daily net assets of each Mileage Trust Fund for distribution-related services, including costs of advertising and American Airlines® AAdvantage® travel award program miles (“AAdvantage Miles”)(1).  Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal year ended December 31, 2007 were approximately $434,000, respectively. During the fiscal year ended December 31, 2007, the Manager waived distribution fees in the amount of approximately and $16,702.

The Cash Management Class has adopted an Administrative Services Plan (the “Plan”). The Plan provides that each Fund’s Cash Management Class will pay 0.07% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The primary expenses expected to be incurred under the Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

(1) American Airlines and AAdvantage are registered trademarks of American Airlines, Inc.

APPENDIX F

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS
WITH RESPECT TO EACH FUND

Except for the Money Market Funds and the Short-Term Bond Fund, the performance comparisons below were made versus each Fund’s Lipper peer universe median.  The Money Market Funds were compared to the respective Lipper Average, which includes all comparable funds in the Lipper category, and the Lipper Index, which includes the 30 largest funds in the Lipper category.  References to the Lipper expense group below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

Balanced Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Balanced Fund outperformed the peer universe median for the five- and ten-year periods ended March 31, 2008 but underperformed for the one- and three-year periods; (2) the Manager outperformed its market index with respect to its portion of the Fund’s fixed income assets  for the one-, three-  and five-year periods ended March 31, 2008; and (3) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, determined that the Balanced Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and approved the renewal of the Management and Investment Advisory Agreements with respect to the Balanced Fund.

Emerging Markets Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Emerging Markets Fund underperformed the peer universe median for the one-, three-, and five-year periods ended March 31, 2008 and (2) the current expense ratio of the Institutional Class of the Fund was lower than its Lipper expense group median.  Based on these and other considerations and those noted above with respect to all Funds, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Management Agreement are fair and reasonable, determined that the Emerging Markets Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Management and Investment Advisory Agreements with respect to the Emerging Markets Fund.

Enhanced Income Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Enhanced Income Fund outperformed the peer universe median for the one- and three-year periods ended March 31, 2008; (2) the Manager outperformed the peer universe median with respect to its allocated portion of the Fund’s assets for the one- and three-year periods; and (3) the expense ratio of the Fund was lower than its Lipper expense group median.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, determined that the Enhanced Income Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Management Agreement.

High Yield Bond Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the High Yield Bond Fund outperformed the peer universe median for the one- and three-year periods ended March 31, 2008, but underperformed its peer universe median for the five-year period and (2) the current expense ratio of the Institutional Class was lower than its Lipper expense group median.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, determined that the High Yield Bond Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund and approved the renewal of the Management and Investment Advisory Agreement.

Intermediate Bond Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Intermediate Bond Fund outperformed the peer universe median for the one-, three- five- and ten-year periods ended March 31, 2008; (2) the Manager outperformed the universe peer median with respect to its allocated portion of the Fund’s assets for the one-, three-, five- and ten-year periods ended March 31, 2008; and (3) the expense ratio of the Institutional Class of Fund shares was the lowest of its Lipper expense group.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager under the Management are fair and reasonable, determined that the Intermediate Bond Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Management Agreement.

International Equity Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Fund underperformed the peer universe median for the one- and three-year periods ended March 31, 2008, but outperformed for the five- and ten-year periods and (2) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, determined that the International Equity Fund and its shareholders would benefit from the Manager’s continued management of the Fund and (3) approved the renewal of the Management Agreement.

International Equity Index Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the performance of the Fund’s master portfolio underperformed its peer universe median for the one-year period but outperformed for the three- and five-year periods ended March 31, 2008 and (2) the Fund’s expense ratio was lower than the Lipper expense group median.  Based on these considerations and those noted above with respect to all Funds, the Trustees concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, determined that the International Equity Index Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Management Agreement.

Large Cap Growth Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Large Cap Growth Fund underperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2008 and (2) the expense ratio of the Institutional Class of Fund shares was lower than the Lipper expense group median.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Management Agreement are fair and reasonable, determined that the Large Cap Growth Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Growth Fund.

Large Cap Value Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Large Cap Value Fund outperformed the peer universe median for the three-, five-, and ten-year periods ended March 31, 2008 and (2) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, determined that the Large Cap Value Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Management and Investment Advisory Agreements.

Mid-Cap Value Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Mid-Cap Value Fund underperformed its peer universe median for the one- and three-year periods ended March 31, 2008 and (2) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median (after consideration of the Manager’s waiver).  Based on these and other considerations and those noted above with respect to all Funds, the Trustees concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, determined that the Mid-Cap Value Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Management and Investment Advisory Agreements.

Money Market Fund

S&P 500 Index Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Fund’s master portfolio outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2008 and (2) the Fund’s expense ratio was lower than its Lipper expense group median.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, determined that the S&P 500 Index Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Management Agreement with respect to the S&P 500 Index Fund.

Short-Term Bond Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Short-Term Bond Fund outperformed its benchmark index for the one-, three-, five- and ten-year periods for the period ended March 31, 2008; (2) the Short-Term Bond Fund outperformed the Lipper Index for all reported periods ended March 31, 2008; and (3) the expense ratio of the Institutional Class of Fund shares was the lowest of its Lipper expense group average.  Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Short-Term Bond Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Short-Term Bond Fund.

Small Cap Index Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Fund’s master portfolio outperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2008 and (2) the Fund’s expense ratio was lower than its Lipper expense group median.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, determined that the Small Cap Index Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Management Agreement with respect to the Small Cap Index Fund.

Small Cap Value Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Small Cap Value Fund outperformed the peer universe median for the one- and five-year periods ended March 31, 2008 but underperformed for the three-year period and (2) the expense ratio of the Institutional Class of Fund shares was the lowest of its Lipper expense group.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Management Agreement are fair and reasonable, determined that the Small Cap Value Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Management Agreement with respect to the Small Cap Value Fund.

Small Cap Value Opportunity Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Small Cap Value Opportunity Fund underperformed the peer universe median for the one- and two-year periods ended March 31, 2008 and (2) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, determined that the Small Cap Value Opportunity Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund and approved the renewal of the Management and Agreement.

Treasury Inflation Protected Securities Fund (Beacon Trust)

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Treasury Inflation Protected Securities Fund outperformed the peer universe median for the one- and three-year periods ended March 31, 2008; and (2) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.  Based on these and other considerations, the Trustees concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, determined that the Treasury Inflation Protected Securities Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Management Agreement.

U.S. Government Money Market Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the U.S. Government Money Market Fund was ranked as the 16th best institutional U.S. Government money market fund among 170 funds for the one year ending March 31, 2008 according to Lipper Analytical Services; (2) the Fund's total return of 4.69% outperformed the Lipper Institutional U.S. Government Money Fund Average return of 4.44%; (3) the Fund was ranked in the first quartile for the one, three and five year period ended March 31, 2008; and (4) similar to the Money Market Fund, and for the same reasons, this Fund maintained a relatively short weighted-average maturity throughout 2007. This strategy was accomplished primarily by purchasing short-dated fixed rate agencies, variable rate agencies and overnight repurchase agreements. Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that each Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to each Fund.

U.S. Government Money Market Select Fund

In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the U.S. Government Money Market Select Fund was ranked as the 7th best institutional U.S. Government money market fund among 170 funds for the one year ending March 31, 2008 according to Lipper Analytical Services; (2) the Fund's total return of 4.72% outperformed the Lipper Institutional U.S. Government Money Fund Average return of 4.44%; (3) the Fund was ranked in the first quartile for the one, three and five year period ended March 31, 2008; and (4) similar to the Money Market Fund, and for the same reasons, this Fund maintained a relatively short weighted-average maturity throughout 2007. This strategy was accomplished primarily by purchasing short-dated fixed rate agencies, variable rate agencies and overnight repurchase agreements. Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that each Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to each Fund.

APPENDIX G

EXECUTIVE OFFICERS OF THE TRUSTS

DIRECTORS AND OFFICERS OF THE MANAGER*

None of the current Trustees of the Trusts, or nominees for Trustee, is an officer or directors of the Manager.  Each person listed is an officer of the Trusts or an officer or director of the Manager.

TRUST OFFICER	TRUST OFFICE	POSITION AS OFFICER OR DIRECTOR OF MANAGER

William F. Quinn (60)	Executive Vice President since 2007 President of Trusts from 1987 to 2007 and Master Trust from 1995 to 2007 Trustee of Trusts from 1987 to 2008 and Master Trust from 1995 to 2007

Chairman (2006-Present), CEO (2006-2007), President (1986-2006), and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-Present); Director, Crescent Real Estate Equities, Inc. (1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Advisory Member of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Managers Advisory Committee (1997-1998, 2000-2002, 2006-Present); Vice Chairman (2004-2007) and Chairman (2007-Present), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant C ounty (1988-2000, 2004-Present); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds, plc (2007-Present).

Douglas G. Herring (51)	Trustee of the Trusts from 2006 to 2008 President from 2007 to 2008 Executive Vice President from 2006-2007

President (2006-Present) and CEO (2008-Present); Chairman (2003-Present) and Director (1995-Present), American Airlines Federal Credit Union; Director, American Beacon Global Funds SPC (2006-Present); Director, American Beacon Global Funds plc (2007-Present).

Rosemary K. Behan (49)	Vice President, Secretary and Chief Legal Officer since 2006

Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, Enforcement Division, Securities and Exchange Commission (1995-2004).

Brian E. Brett (47)	Vice President since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).
Wyatt L. Crumpler (41)	Vice President since 2007

Vice President, Trust Investments, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (54)	Vice President of Trusts since 1989 and Master Trust since 1995

Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-Present).

Rebecca L. Harris (41)	Treasurer since 1995	Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).
Christina E. Sears (36)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

* The address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155.

The following officers of the Trusts, who are also officers of the Manager, participate in the Manager’s 1995 and/or 2005 stock appreciation rights plans: Rosemary K. Behan, Brian E. Brett, Kirk L. Brown, Wyatt Crumpler, Michael W. Fields, Rebecca L. Harris and William F. Quinn. In accordance with those plans, the valuation of stock appreciation rights granted under the 1995 plan is based upon stockholders' equity in the Manager as established by an estimate of the Manager or, in the event of a sale of the Manager, the sales price, and under the 2005 plan on the Manager's cash flows.  Interests in the plans vest over the course of five years following the date of grant and unexercised interests in the plans, whether vested or unvested, expire ten years following the date of grant.  Under certain circumstances, including a change in control of the Manager such as would occur upon consummation of the Transaction, the unvested interests will vest.  Thus, holders of interests under the plans may have an interest in the Transaction, including shareholder approval of the New Agreement as required for consummation of the Transaction.

PROPOSALS

1.

To approve a new investment management agreement for the Funds;

2.

To elect the following nominees as Trustees of the Trusts: (01) Feld, (02) Bogart, (03) Cline, (04) Massman, (05) Turner, (06) Dunning, (07) Zucconi;

3.

Money Market Fund and U.S. Government Money Market Fund shareholders only:  To authorize each of the Beacon Trust, Mileage Trust and Select Trust, on behalf of its Feeder Funds, to vote to approve the investment management agreement for the Master Trust portfolios in which the Feeder Funds invest;

4.

Money Market Fund and U.S. Government Money Market Fund shareholders only:  To authorize each of the Beacon Trust, Mileage Trust and Select Trust, on behalf of its Feeder Funds, to vote to elect the following nominees as Trustees of the Master Trust: (01) Feld, (02) Bogart, (03) Cline, (04) Massman, (05) Turner, (06) Dunning, (07) Zucconi.

Detach here if you are returning your proxy card by mail.

---------------------------------------------------------------------------------------------------------------------

PROXY

American Beacon Funds (“Beacon Trust”)	American Beacon Mileage Funds (“Mileage Trust”) Money Market Mileage Fund

Balanced Fund

Emerging Markets Fund

Enhanced Income Fund

High Yield Bond Fund

Intermediate Bond Fund

International Equity Fund

International Equity Index Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid-Cap Value Fund

Money Market Fund

S&P 500 Index Fund

Short-Term Bond Fund

Small Cap Index Fund

Small Cap Value Fund

Small Cap Value Opportunity Fund

Treasury Inflation Protected
Securities Fund

U.S. Government Money Market Fund

American Beacon Select Funds (“Select Trust”)

Money Market Select Fund

U.S. Government Money Market Select Fund

American Beacon Master Trust (“Master Trust”)

Money Market Portfolio

U.S. Government Money Market Portfolio

Combined Special Meeting of Shareholders

August 22, 2008

This proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints as proxies _____________, _____________ and ____________, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of the above-referenced portfolios of the Beacon Trust, Mileage Trust, Select Trust and Master Trust (the “Funds”) held of record by the undersigned on June 24, 2008, at the meeting of shareholders to be held on August 22, 2008, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse.  If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon.  Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.

Continued and to be signed on reverse side.

American Beacon Funds

American Beacon Mileage Funds

American Beacon Select Funds

American Beacon Master Trust

4151 Amon Carter Boulevard
MD 2450
Fort Worth, TX 76155

Your vote is important.  Please vote immediately.

VOTE-BY-INTERNET

Log on to the Internet and go to

http://www.eproxyvote.com/

If you vote over the Internet, please do not mail your card.

Detach here if you are returning your proxy card by mail.

---------------------------------------------------------------------------------------------------------------------

☒

PLEASE MARK VOTES AS IN THIS EXAMPLE.

Proposal 1 FOR AGAINST ABSTAIN ☐ ☐ ☐ Proposal 2 FOR AGAINST ABSTAIN ☐ ☐ ☐ For all nominees except as noted below ☐ ____________________

Proposal 3 (Money Market Fund and U.S. Government Money Market Fund shareholders only)

FOR

AGAINST

ABSTAIN

☐

☐

☐

Proposal 4 (Money Market Fund and U.S. Government Money Market Fund shareholders only)

FOR

AGAINST

ABSTAIN

☐

☐

☐

For all nominees except as noted below

☐

_____________________

Please refer to the reverse of this card for the resolutions to be voted at the meeting

NOTE: Individual shareholders must sign exactly as their name appears at left.  Either party of a joint account may sign, but that person must sign exactly as his-her name appears to the left.  For all other accounts, the title of the individual signing must be designated unless it is explicit in the account registration noted at left.

Signature:

Date:

Signature:

Date:

_________________________       _______________

_________________________       _______________

PROPOSALS

1.

To approve a new investment management agreement for the Funds;

2.

To elect the following nominees as Trustees of the Trusts: (01) Feld, (02) Bogart, (03) Cline, (04) Massman, (05) Turner, (06) Dunning, (07) Zucconi;

3.

Money Market Fund and U.S. Government Money Market Fund shareholders only:  To authorize each of the Beacon Trust, Mileage Trust and Select Trust, on behalf of its Feeder Funds, to vote to approve the investment management agreement for the Master Trust portfolios in which the Feeder Funds invest;

4.

Money Market Fund and U.S. Government Money Market Fund shareholders only:  To authorize each of the Beacon Trust, Mileage Trust and Select Trust, on behalf of its Feeder Funds, to vote to elect the following nominees as Trustees of the Master Trust: (01) Feld, (02) Bogart, (03) Cline, (04) Massman, (05) Turner, (06) Dunning, (07) Zucconi.

Detach here if you are returning your proxy card by mail.

---------------------------------------------------------------------------------------------------------------------

PROXY

American Beacon Funds (“Beacon Trust”) Money Market Fund U.S. Government Money Market Fund	American Beacon Select Funds (“Select Trust”) Money Market Select Fund U.S. Government Money Market Select Fund

American Beacon Mileage Funds (“Mileage Trust”) Money Market Mileage Fund	American Beacon Master Trust (“Master Trust”) Money Market Portfolio U.S. Government Money Market Portfolio

Combined Special Meeting of Shareholders

August 22, 2008

This proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints as proxies _____________, _____________ and ____________, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of the above-referenced portfolios of the Beacon Trust, Mileage Trust and Select Trust (the “Feeder Funds”) held of record by the undersigned on June 24, 2008, at the meeting of shareholders to be held on August 22, 2008, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse.  If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon.  Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.

Continued and to be signed on reverse side.

American Beacon Funds

American Beacon Mileage Funds

American Beacon Select Funds

American Beacon Master Trust

4151 Amon Carter Boulevard
MD 2450
Fort Worth, TX 76155

Your vote is important.  Please vote immediately.

VOTE-BY-INTERNET

Log on to the Internet and go to

http://www.eproxyvote.com/

If you vote over the Internet, please do not mail your card.

Detach here if you are returning your proxy card by mail.

---------------------------------------------------------------------------------------------------------------------

☒

PLEASE MARK VOTES AS IN THIS EXAMPLE.

Proposal 1 FOR AGAINST ABSTAIN ☐ ☐ ☐ Proposal 2 FOR AGAINST ABSTAIN ☐ ☐ ☐ For all nominees except as noted below ☐ ____________________

Proposal 3 (Money Market Fund and U.S. Government Money Market Fund shareholders only)

FOR

AGAINST

ABSTAIN

☐

☐

☐

Proposal 4 (Money Market Fund and U.S. Government Money Market Fund shareholders only)

FOR

AGAINST

ABSTAIN

☐

☐

☐

For all nominees except as noted below

☐

_____________________

Please refer to the reverse of this card for the resolutions to be voted at the meeting

NOTE: Individual shareholders must sign exactly as their name appears at left.  Either party of a joint account may sign, but that person must sign exactly as his-her name appears to the left.  For all other accounts, the title of the individual signing must be designated unless it is explicit in the account registration noted at left.

Signature:

Date:

Signature:

Date:

_________________________       _______________

_________________________       _______________